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                                 EXHIBIT 23.1

          Consent of Independent Auditors - Arthur Andersen LLP
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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 1996, incorporated by reference in the Pope & Talbot, Inc. Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP

Portland, Oregon
    May 20, 1996